Exhibit 32.0

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned executive officer of Fraternity Community Bancorp, Inc. (the “Company”) hereby certifies that this Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 14, 2014	By:	/s/ Thomas K. Sterner
		Name:	Thomas K. Sterner
		Title:	Chairman of the Board and Chief Executive Officer

Date: August 14, 2014	By:	/s/ Michelle L. Miller
		Name:	Michelle L. Miller
		Title:	Chief Financial Officer